EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of ConnectOne Bancorp, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2017 filed with the Securities and Exchange Commission (the “Report”), I, William S. Burns, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated results of operations of the Company for the periods presented.

Date: August 4, 2017	/s/ William S. Burns
William S. Burns
Executive Vice President and Chief Financial Officer

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